Exhibit 13.1

CERTIFICATION PURSUANT TO
RULE 13a-14(b)/RULE 15d-14(b) UNDER THE EXCHANGE ACT
AND 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Compugen Ltd. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I the undersigned, being the President and Chief Executive Officer of the Company, certify, pursuant to Rule 13a-14(b)/Rule 15d-14(b) under the Securities Exchange Act of 1934, as amended and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.           The Report fully complies with the requirements of Sections 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

\s\ Dr. Anat Cohen-Dayag

Title:           President and Chief Executive Officer
Date:           March 14, 2012